Exhibit 99.1

Annual Shareholders Meeting Thursday, May 11, 2017

Forward - looking Statements This discussion contains forward - looking statements within the meaning of Section 27 A of the Securities Act, Section 21 E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995 . The Corporation intends its forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in these sections . All statements regarding the Corporation’s expected financial position and operating results, the Corporation’s business strategy, the Corporation’s financial plans, forecasted demographic and economic trends relating to the Corporation’s industry and similar matters are forward - looking statements . These statements can sometimes be identified by the Corporation’s use of forward - looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend . ” The Corporation cannot promise that its expectations in such forward - looking statements will turn out to be correct . The Corporation’s actual results could be materially different from expectations because of various factors, including changes in economic conditions or interest rates, credit risk, difficulties in managing the Corporation’s growth, competition, changes in law or the regulatory environment, including the Dodd - Frank Act, and changes in general business and economic trends . Information concerning these and other factors can be found in the Corporation’s periodic filings with the SEC, including the discussion under the heading “Item 1 A . Risk Factors” in the Corporation’s 2016 Annual Report on Form 10 - K . These filings are available publicly on the SEC’s website at www . sec . gov, on the Corporation’s website at chemungcanal . com or upon request from the Corporate Secretary at (607) 737 - 3746 . Except as otherwise required by law, the Corporation undertakes no obligation to publicly update or revise its forward - looking statements, whether as a result of new information, future events or otherwise .

Board of Directors David J. Dalrymple Anders M. Tomson Larry H. Becker

Board of Directors Bruce W. Boyea Robert H. Dalrymple Ronald M. Bentley

Board of Directors Stephen M. Lounsberry III John F. Potter Clover M. Drinkwater

Board of Directors Richard W. Swan G. Thomas Tranter Jr. Thomas R. Tyrrell Kevin B. Tully

Executive Management Anders Tomson , President & CEO

Executive Management Pam Burns Senior Vice President Human Resources Mike Crimmins Senior Vice President Support Services Lou DiFabio Executive Vice President Business Client Services

Executive Management Karl Krebs Executive Vice President Chief Financial Officer Karen Makowski Executive Vice President Chief Risk Officer Kim Hazelton Executive Vice President Retail Client Services

Executive Management Mike Wayne Senior Vice President Director of Marketing Kathy McKillip Assistant Treasurer Corporate Secretary Tom Wirth Executive Vice President Wealth Management Group

Annual Shareholders Meeting Thursday, May 11, 2017

Anders Tomson , President & CEO

Market Challenges & Uncertainties

2016 Financial Results NET INCOME: $10.0 million EPS: $2.11 For the year ended December 31, 2016.

Tangible Book Value $24.89 5.8% As of December 31, 2016

Return on Average Assets Return on Average Equity 0.60% 7.02% For the year ended December 31, 2016.

Year - end Stock Price 32.2% 12/31/2016 $36.35 12/31/2015 $27.50

Dividends Declared $4.9 million $1.04 per share For the year ended December 31, 2016.

Net Income 6.3% 2016 $10.0 million 2015 $9.4 million For the years ending December 31, 2015 and 2016.

Interest Rates

Net Interest Margin 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2012 2013 2014 2015 2016 4.14% 3.91% 3.59% 3.46% 3.37% For the years ended December 31.

For the year ended December 31, 2016. 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 Peer Group Net Interest Margin

Non - Interest Expense, Non - GAAP 55,000 55,200 55,400 55,600 55,800 56,000 56,200 2014 2015 2016 *Non - Interest expense (Non - GAAP) is non - interest expense (GAAP) less legal accruals and settlements less M&A expenses. For the years ended December 31.

Our Market Footprint

3 - Year Information Technology Strategic Plan ▪ Clarify technology expectations ▪ Focus on IT/Business alignment ▪ Drive system improvements ▪ Maintain infrastructure stability ▪ Update key risk management programs

Digital Channels

Retail Transformation 1,900,000 1,950,000 2,000,000 2,050,000 2,100,000 2,150,000 2,200,000 2,250,000 2,300,000 2,350,000 2,400,000 2014 2015 2016 Branch Teller Transactions For the years ended December 31.

Facility Efficiencies Genesee Street, Auburn The Commons, Ithaca

Compensation

Full - Time Employees 355 360 365 370 375 380 385 390 395 2014 2015 2016 For the years ended December 31.

Corporate Tax Rate 2016 30.5% 2015 33.1% For the years ended December 31, 2015 and 2016.

Organic Asset Growth

Wealth Management Group $1.7 billion Assets Under Management & Administration As of December 31, 2016

Schenectady

Loan Balances 6.5% $45.5 million Commercial (3.0%) ($13.8 million) Consumer/Mortgage For the year ended December 31, 2016.

Deposit Growth 4.1% $21.8 million Demand Deposits 3.7% $39.3 million Core Deposits, Non - GAAP Core deposits (non - GAAP) equals total deposits less brokered and time deposits. For the year ended December 31, 2016.

Municipal Deposits 0 50 100 150 200 250 300 350 2015 2016 Total Municipal Deposits (millions) # of Municipalities For the year ended December 31.

Commercial Loan Balances 64.1% 12/31/2016 $745 million 12/31/2012 $454 million

Capital Region Loan Growth 127% 12/31/2016 $563 million 12/31/2012 $248 million

Deposits Excludes deposits from Capital Region 41% 12/31/2016 $1.25 b illion 12/31/2012 $888 million

Non - Performing Assets to Total Assets 0.75% Credit quality remains strong. As of December 31, 2016

Deposit Costs CCTC 0.15% Peer Group 0.25 % For the year ended December 31, 2016.

December 31, 2016 Total Assets $1.7 billion Total Loans $1.2 billion Total Deposits $1.5 billion Total Shareholders ’ Equity $143.7 million

Upstate Revitalization Initiative Focuses on 4 regions in our footprint: ▪ Capital Region ▪ Central New York ▪ Finger Lakes ▪ Southern Tier

Making A Difference Achieve | Albany Medical Center | American Cancer Society | American Heart Association | ARCs Arnot Art Museum | Arnot Health | Auburn Public Theater | Boy Scouts | Broome County Council of Churches | Buddy Walk | Capital City Rescue Mission | Capital Region Sponsor - A - Scholar CareFirst | Career Development Council | Catholic Charities | Clemens Center | Colonie Senior Center | Community Foundations | Corning Community College | Disabled American Veterans Elmira College | Food Bank of the Southern Tier | Girl Scouts | Glove House | Guthrie | Habitat for Humanity | Historical Society | Ithaca Science Center | JDRF | Junior Achievement | Kiwanis Lions | Lourdes Foundation | Meals on Wheels | Multiple Sclerosis | Muscular Dystrophy | NAACP Office for the Aging | PAL | Public Television | Reading is Fundamental | Red Cross | Rockwell Museum | Ronald McDonald House | Rotary | Sage College | Area Schools | Schuyler Hospital Sidney Albert Jewish Community Center | SPCA | St. Peter’s Hospital | Susan G. Komen Race for the Cure | United Health Services | United Way | Youth Sports Leagues | YMCA & YWCA … and many, many more!

Congratulations Retirees! Carol Bastion Teller 8 years of service Lucimar Foo Siam - Escudero Vice President 25 years of service Craig Heffner Vice President 17 years of service

Congratulations Retirees! Sandra Jessup Resource Recovery 20 years of service Roger Laughlin Computer Operations 20 years of service Chris Loughridge Vice President 9 years of service

Congratulations Retirees! Gail Seccia Relationship Banker 5 years of service Robin Welch Mortgage Originator 11 years of service Kenneth Wilson Vice President 6 years of service

Best Wishes Ron! Ron Bentley Retired President & CEO

Questions?